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                   BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                     SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                       SERIES 1997-2, INVESTOR NUMBER 19972002
                     AGGREGATE PAYMENT AMOUNTS FOR CALENDAR YEAR
                      JANUARY 1, 1997 THROUGH DECEMBER 31, 1997


PRINCIPAL DISTRIBUTIONS:                        CLASS A-1        CLASS A-2      CLASS A-3      CLASS A-4      CLASS A-5
                                             --------------    -------------  -------------  -------------  -------------
Scheduled Principal Reduction                   648,877.54           0.00           0.00           0.00           0.00
Partial Principal Prepayments                    99,432.43           0.00           0.00           0.00           0.00
Principal Prepayments In Full                 1,211,598.64           0.00           0.00           0.00           0.00
Contract Liquidations                            42,930.10           0.00           0.00           0.00           0.00
Contract Repurchases                                  0.00           0.00           0.00           0.00           0.00
Previously Undistributed Shortfalls                   0.00           0.00           0.00           0.00           0.00
                                             --------------    -------------  -------------  -------------  -------------
TOTAL PRINCIPAL DISTRIBUTION                  2,002,838.71           0.00           0.00           0.00           0.00
                                             --------------    -------------  -------------  -------------  -------------
                                             --------------    -------------  -------------  -------------  -------------


PRINCIPAL DISTRIBUTIONS:                      CLASS A-6      CLASS A-7      CLASS A-8      CLASS A-9        CLASS M
                                             --------------    -------------  -------------  -------------  -------------
Scheduled Principal Reduction                         0.00           0.00           0.00           0.00           0.00
Partial Principal Prepayments                         0.00           0.00           0.00           0.00           0.00
Principal Prepayments In Full                         0.00           0.00           0.00           0.00           0.00
Contract Liquidations                                 0.00           0.00           0.00           0.00           0.00
Contract Repurchases                                  0.00           0.00           0.00           0.00           0.00
Previously Undistributed Shortfalls                   0.00           0.00           0.00           0.00           0.00
                                             --------------    -------------  -------------  -------------  -------------
TOTAL PRINCIPAL DISTRIBUTION                          0.00           0.00           0.00           0.00           0.00
                                             --------------    -------------  -------------  -------------  -------------
                                             --------------    -------------  -------------  -------------  -------------


PRINCIPAL DISTRIBUTIONS:                      CLASS B-1      CLASS B-2
                                             --------------    -------------
Scheduled Principal Reduction                         0.00           0.00
Partial Principal Prepayments                         0.00           0.00
Principal Prepayments In Full                         0.00           0.00
Contract Liquidations                                 0.00           0.00
Contract Repurchases                                  0.00           0.00
Previously Undistributed Shortfalls                   0.00           0.00
                                             --------------    -------------
TOTAL PRINCIPAL DISTRIBUTION                          0.00           0.00
                                             --------------    -------------
                                             --------------    -------------


INTEREST DISTRIBUTIONS:                         CLASS A-1        CLASS A-2      CLASS A-3      CLASS A-4      CLASS A-5
                                             --------------    -------------  -------------  -------------  -------------
Interest Distribution Amount                    242,288.66       500,616.66     467,250.00     525,833.34     351,450.00
                                             --------------    -------------  -------------  -------------  -------------
                                             --------------    -------------  -------------  -------------  -------------

                                                CLASS A-6        CLASS A-7      CLASS A-8      CLASS A-9        CLASS M
                                             --------------    -------------  -------------  -------------  -------------
Interest Distribution Amount                    345,066.66       568,650.00     588,466.66     809,441.66     474,375.00
                                             --------------    -------------  -------------  -------------  -------------
                                             --------------    -------------  -------------  -------------  -------------

                                                CLASS B-1        CLASS B-2
                                             --------------    -------------

Interest Distribution Amount                    382,958.34     227,498.50
                                             --------------    -------------
                                             --------------    -------------
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                   BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST
                     SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                    SERIES 1997-2


                               AS OF DECEMBER 31, 1997

                                               CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4
                                             -------------  -------------  -------------  -------------
1997 Distribution Allocable to Principal      2,002,838.71           0.00           0.00           0.00
1997 Distribution Allocable to Interest         242,288.66     500,616.66     467,250.00     525,833.34
12/31/97 Remaining Principal Balance         25,260,167.32  49,000,000.00  45,000,000.00  50,000,000.00

                                               CLASS A-5      CLASS A-7      CLASS A-8      CLASS A-9
                                             -------------  -------------  -------------  -------------
1997 Distribution Allocable to Principal              0.00           0.00           0.00           0.00
1997 Distribution Allocable to Interest         351,450.00     568,650.00     588,466.66     809,441.66
12/31/97 Remaining Principal Balance         33,000,000.00  51,000,000.00  52,000,000.00  68,500,000.00

                                               CLASS A-6        CLASS M      CLASS B-1      CLASS B-2
                                             -------------  -------------  -------------  -------------
1997 Distribution Allocable to Principal              0.00           0.00           0.00           0.00
1997 Distribution Allocable to Interest         345,066.66     474,375.00     382,958.34     227,498.50
12/31/97 Remaining Principal Balance         32,000,000.00  41,250,000.00  32,500,000.00  16,249,893.00


NUMBER AND AGGREGATE REMAINING PRINCIPAL BALANCE OF CONTRACTS WITH PAYMENTS
DELINQUENTS:

DAYS DELINQUENT         NUMBER      AGGREGATE REMAINING PRINCIPAL BALANCE
---------------         ------      -------------------------------------
    31-59                217                  6,272,904.34
    60-89                 58                  1,783,514.02
  90 or more               7                    267,621.46


Aggregate Amount of Servicing Fees and Expenses Payable
out of the Trust for 1997:                                         831,664.13

The number of Contracts that were repurchased or
replaced during 1997:                                                       0

1997 Aggregate Principal Balance of All Contracts
repossessed or foreclosed upon:                                    684,627.97

The balance on the Reserve Account as of 12/31/97:                       0.00

1997 Cumulative Realized Lossess:                                   63,890.62

The amount of any outstanding Monthly Advance Amount
as of 12/31/97:                                                          0.00

1997 amounts deposited to Reserve Account:                               0.00

The pool scheduled principal balance, expressed as a percentage
of the Cut-Off Date pool principal balance:                        99.5994322%

The number of Manufactured Homes Currently held by the Servicer
due to Repossessions                                                       17
and the aggregate principal balance of the related
defaulted Contracts:                                               540,462.56
